Exhibit 99.1

Hemisphere Media Group To Acquire Majority Stake in Latin American Distribution Powerhouse Snap TV

Includes Co-Production Joint Venture with MarVista Entertainment

MIAMI, FL—May 4, 2018—Hemisphere Media Group, Inc. (NASDAQ: HMTV) (“Hemisphere”), the only publicly traded pure-play U.S. media company targeting the high growth U.S. Hispanic and Latin American markets with leading broadcast and cable television and digital content platforms, has entered into a definitive agreement to acquire a 75% interest in Snap Global, LLC (“Snap TV”), a leading independent distributor of content in Latin America to broadcast, pay TV and OTT platforms. As part of the investment, Hemisphere has also entered into a co-production joint venture with MarVista Entertainment, a major independent film and TV production company and minority owner of Snap TV, to co-produce new original productions.

Founded by Ariel Tobi, Snap TV is one of the fastest-growing and most innovative content distribution companies in Latin America, maintaining long-standing relationships with the most important broadcast and cable networks and digital platforms in the region, among them Disney, Televisa, Fox, and Netflix. Snap TV has also co-produced successful non-scripted series for NatGeo and History Channel in Latin America, and together with MarVista, has produced movies in Latin America.

Prior to the transaction, Snap TV collaborated with Hemisphere on the international distribution of the five-part narco drama “El Desconocido, la Historia del Cholo Adrian,” produced by Hemisphere’s leading Spanish-language cable movie network Cinelatino, which was licensed to Netflix in early 2018.

“We’re thrilled to be acquiring a majority interest in Snap TV,” said Alan J. Sokol, President and CEO of Hemisphere. “Content distribution is an important strategic asset, and we are confident that our resources and combined expertise will accelerate Snap’s growth and position it as the leading independent distributor of Hispanic content. Our partnership with Mar Vista will facilitate expansion of our original production strategy, and provide us with world-class content that we can exploit on our networks and platforms and syndicate to existing and emerging platforms.”

Ariel Tobi will be joining the Hemisphere team as Senior Vice President of Distribution and Programming.

“We are proud to join the Hemisphere family,” said Tobi. “We look forward to expanding Hemisphere’s international business through strategic global alliances to produce and distribute premium content worldwide, securing Hemisphere’s position as a leading global production, distribution and media company.”

“Given Hemisphere’s strength in navigating the Latin American and U.S. distribution landscapes and MarVista’s expertise in bringing unique stories and new voices to the global marketplace with efficient development and production operations, we feel our partnership with Hemisphere provides a natural evolution for our expansion,” said MarVista CEO Fernando Szew. “Our Joint Venture will deepen our ties to the Latin American region and help us introduce untapped creative visions and talent to the world.”

Hemisphere, Snap TV and MarVista will be taking joint meetings at the 2018 LA Screenings.  The transaction is expected to close following the completion of certain closing conditions.

About Hemisphere Media Group, Inc.: Hemisphere Media Group, Inc. (NASDAQ: HMTV) is the only publicly traded pure-play U.S. media company targeting the high growth U.S. Hispanic and Latin American markets with leading broadcast and cable television and digital content platforms. Headquartered in Miami, Florida, Hemisphere owns and operates five leading U.S. Hispanic cable networks, two Latin American cable networks, and the leading broadcast television network in Puerto Rico, and has ownership interests in a new broadcast television network in Colombia and a Spanish-language OTT service in the U.S and other digital assets.

About Snap TV: Snap TV was founded in 2009 in association with MarVista Entertainment as an independent production and distribution company. Snap TV tripled MarVista’s distribution business in Latin America and boosted its own distribution business by acquiring its own catalogue for the region. MarVista and Snap’s movies have aired in every Latin American country. Snap TV has produced original content for National Geographic and The History Channel and—together with MarVista—produced English-language TV movies for the global market.

About MarVista Entertainment: Founded in 2003, Los Angeles-based MarVista Entertainment is a leading independent entertainment studio that produces, acquires and distributes premium film and television content worldwide.  With a library showcasing nearly 2,500 hours of content, and with approximately 50 new movies per year added to the company’s distribution pipeline, MarVista has become one of the largest suppliers of movies to the worldwide marketplace. MarVista has an expansive distribution footprint spanning more than 125 global territories, and has grown to become a pre-eminent supplier of programming to major cable networks in the U.S., including Disney Channel/Disney XD, Lifetime, Hallmark Channel, NBC Universal, Nickelodeon, Viacom Networks, as well as key international broadcasters, cable networks and digital platforms including Netflix. MarVista’s recent projects include the Sundance Feature Bitch and Tribeca Film Festival’s, Seven Stages to Achieve Eternal Bliss, the first two films in a multi—project partnership deal with Elijah Wood’s Company X/Spectrevision; Rebel, the dramatic series from executive producer John Singleton that premiered on BET; King Kong Skull Island, a live-action series currently in development with Global Road Entertainment; and the original limited series Best Worst Week Ever for Netflix.

Forward Looking Statement: Statements in this press release and oral statements made from time to time by representatives of Hemisphere may contain certain statements about Hemisphere and its consolidated subsidiaries that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this release may include statements about the anticipated benefits of the acquisition, the impact of the transaction on Hemisphere’s operations and financial performance and other information and statements that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Hemisphere and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: (1) risks relating to any unforeseen liabilities of Hemisphere and the acquired assets, (2) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects, businesses and management strategies and the expansion and growth of the operations of Hemisphere; (3) Hemisphere’s ability to successfully integrate the acquired assets and achieve anticipated synergies; (4) the risk that disruptions from the transaction will harm Hemisphere’s business; and (5) Hemisphere’s, plans, objectives, expectations and intentions generally. Additionally, factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading “Risk Factors” and “Forward-Looking Statements” in Hemisphere’s most recent Annual Report on Form 10-K as they may be updated in any future reports filed with the SEC. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, Hemisphere’s actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Hemisphere does not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Contact Hemisphere Media Group, Inc.: Katie Melenbrink / kmelenbrink@hemispheretv.com

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